UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

EXLSERVICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, 38th Floor
New York, New York 10017
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2013, Mr. Vikram Talwar, the Non-Executive Chairman of the Board of Directors (the “Board”) of ExlService Holdings, Inc. (the “Company”), notified the Lead Director of the Board, Mr. Garen Staglin, of his decision to resign from the Board.  Mr. Talwar’s resignation will take effect as of February 5, 2014.

On December 18, 2013, the Company announced that, effective as of February 5, 2014, Mr. Garen Staglin was appointed the new Chairman of the Board.

On December 18, 2013, the Company issued a press release regarding the information set forth above.  A copy of such release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated December 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC.

Date: December 18, 2013	By:	/s/ Rohit Kapoor
	Name:	Rohit Kapoor
	Title:	Vice Chairman and Chief Executive Officer

EXHIBIT INDEX

The following exhibit is being filed as part of this Current Report on Form 8-K:

99.1	Press Release, dated December 18, 2013